EXHIBIT 4.2




                        SHARE PURCHASE WARRANT INDENTURE




                             INFOWAVE SOFTWARE, INC.

                                     - AND -

                      COMPUTERSHARE TRUST COMPANY OF CANADA





                             Providing for the issue
                   of up to 17,500,000 Share Purchase Warrants







                                November 23, 2001

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                                TABLE OF CONTENTS


                                    ARTICLE 1
                                 INTERPRETATION

1.1   Definitions.............................................................2
1.2   Meaning of "outstanding" for Certain Purposes...........................5
1.3   Day not a Business Day..................................................6
1.4   Words Importing the Singular............................................6
1.5   Time of the Essence.....................................................6
1.6   Interpretation not Affected by Headings, etc............................6
1.7   Applicable Law..........................................................6
1.8   Trust Indenture Legislation.............................................6
1.9   Severability............................................................6
1.10  Entire Agreement........................................................7
1.11  Currency 7

                                 ARTICLE 2
                             ISSUE OF WARRANTS

2.1   Creation and Issue of Warrants...........................................7
2.2   Form and Terms of Warrant Certificates...................................7
2.3   Purchase of Warrants.....................................................7
2.4   Issue of Warrant Certificates............................................8
2.5   Warrantholder not a Shareholder..........................................8
2.6   Execution of Warrant Certificates........................................8
2.7   Certification by Warrant Agent...........................................8
2.8   Exchange of Warrant Certificates.........................................9
2.9   Issue in Substitution for Lost Certificates..............................9
2.10  Registration and Transfer of Warrants...................................10
2.11  Enforcement of Rights of Warrantholders.................................11
2.12  Warrants to Rank Pari Passu.............................................12
2.13  Notice to Warrantholders................................................12
2.14  Notice to the Company or the Warrant Agent..............................13
2.15  U.S. Transfer Restrictions and Legends..................................15
2.16  Certain Transfers.......................................................17

                                 ARTICLE 3
                           EXERCISE OF WARRANTS

3.1   Method of Exercise of Warrants..........................................17
3.2   Effect of the Exercise of Warrants......................................20
3.3   Partial Exercise of Warrants............................................20
3.4   Cancellation of Warrants................................................20
3.5   Expiration of Warrants..................................................21
3.6   Acceleration of Warrant Expiry Date.....................................21
3.7   Adjustment of the Exercise Price and Subscription Rights................21
3.8   Adjustment Rules for Exercise Price.....................................26
3.9   Postponement of Issue of Shares, etc....................................28
3.10  Notice of Certain Events................................................28
3.11  No Fractional Shares....................................................29
3.12  Reclassification, Reorganizations, etc..................................29

                                 ARTICLE 4
                         COVENANTS OF THE COMPANY

4.1   General Covenants.......................................................30
4.2   Securities Qualification Requirements...................................31



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                                      -ii-



4.3   Warrant Agent's Remuneration and Expenses...............................31
4.4   Notice to Warrantholders of Certain Events..............................32
4.5   Closure of Share Transfer Books.........................................33
4.6   Performance of Covenants by Warrant Agent...............................33
4.7   Representation and Warranty.............................................33

                                 ARTICLE 5
                        MEETINGS OF WARRANTHOLDERS

5.1   Right to Convene Meeting................................................33
5.2   Notice..................................................................34
5.3   Chairman................................................................34
5.4   Quorum..................................................................34
5.5   Power to Adjourn........................................................34
5.6   Poll....................................................................35
5.7   Voting..................................................................35
5.8   Persons Entitled to be Present..........................................35
5.9   Regulations.............................................................35
5.10  Certain Powers Exercisable by Extraordinary Resolution..................36
5.11  Definition of "Extraordinary Resolution"................................37
5.12  Resolutions Binding on all Warrantholders...............................37
5.13  Holdings by Company Disregarded.........................................38
5.14  Minutes  38
5.15  Powers Cumulative.......................................................38
5.16  Instruments in Writing..................................................38

                                 ARTICLE 6
              SUPPLEMENTAL INDENTURES AND SUCCESSOR COMPANIES

6.1   Provision for Supplemental Indenture for Certain Purposes...............38
6.2   Successor Companies.....................................................39
6.3   Successor Body Corporate Substituted....................................40

                                 ARTICLE 7
                       CONCERNING THE WARRANT AGENT

7.1   Rights and Duties of Warrant Agent......................................40
7.2   Evidence, Experts and Advisors..........................................41
7.3   Documents, Moneys, etc. Held by Warrant Agent...........................42
7.4   Action by Warrant Agent to Protect Interests............................42
7.5   Warrant Agent not Required to give Security.............................42
7.6   Protection of Warrant Agent.............................................43
7.7   Replacement of Warrant Agent............................................44
7.8   Conflict of Interest....................................................45
7.9   Acceptance of Trust.....................................................45

                                 ARTICLE 8
                                  GENERAL

8.1   Satisfaction and Discharge of Indenture.................................45
8.2   Sole Benefit of Parties and Warrantholders..............................46
8.3   Discretion of Directors.................................................46
8.4   Counterparts and Formal Date............................................46

     THIS SHARE PURCHASE WARRANT INDENTURE is made as of the 23rd day of November, 2001

BETWEEN:


     INFOWAVE SOFTWARE, INC., a company incorporated under the laws of British Columbia

     (hereinafter the "Company")

AND:


     COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada and duly authorized to carry on the trust business in each Province of Canada

     (hereinafter called the "Warrant Agent").


                                    RECITALS

     WHEREAS:

A.   The Company may issue up to 17,500,000 Warrants pursuant this Indenture;

B. Each whole Warrant will be exercisable to acquire, subject to adjustment in stated circumstances, one Share at the Exercise Price at any time prior to the Warrant Expiry Time on the Warrant Expiry Date on the terms and conditions set forth herein;

C. The Company is duly authorized to create and issue the Warrants to be issued as herein provided;

D. The Warrant Agent has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of the persons who become Warrantholders; and

E. The foregoing recitals A and C, are made as representations and statements of fact by the Company and not by the Warrant Agent.

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the Company hereby appoints the trustee as Warrant Agent, for the Warrantholders, to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Warrants from time to time issued pursuant to this Indenture and the parties hereto agree as follows:



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                                      -2-


                                    ARTICLE 1

                                 INTERPRETATION


1.1  Definitions

     In this Indenture and in the Warrant Certificates:

     "Accredited Investor" means an accredited investor as that term is defined in Rule 501(a) of Regulation D;

     "Applicable Legislation" means the provisions of the Company Act (British Columbia), as from time to time amended, and any statute of Canada or a province thereof, and the regulations and rules under any such named or other statute relating to trust indentures or the rights, duties or obligations of corporations and trustees under trust indentures as are from time to time in force and applicable to this Indenture;

     "auditor" of the Company means a chartered accountant or firm of chartered accountants as may be duly appointed as auditor of the Company from time to time;

     "Business Day" means a day that is not a Saturday, Sunday or civic or statutory holiday in the City of Vancouver, British Columbia;

     "Company" means Infowave Software, Inc., a corporation amalgamated under the laws of the Province of British Columbia;

     "Convertible Securities" means securities of the Company or any other issuer that is convertible into or exchangeable for or otherwise carries the right to acquire Shares, and "Convertible Security" means any one of them;

     "Current Market Price", at any date, means the weighted average price per Share at which the Shares have traded on the Exchange or such other stock exchange which constitutes the principal trading market (by volume) for the Shares during the 20 consecutive trading days (on each of which at least 500 Shares are traded in board lots) ending the fifth trading day before such date, and the weighted average price shall be determined by dividing the aggregate sale price of all Shares sold in board lots on the exchange or market, as the case may be, during the 20 consecutive trading days by the number of Shares sold;

     "Date of Issue" means the date hereof, notwithstanding that Warrants may be issued and countersigned later than the date hereof;

     "Directors" means the board of directors of the Company for the time being and reference without more to action by the Directors shall mean action by the Directors as a board or by any authorized committee thereof;

     "dividends" means dividends (payable in cash or in securities, property or assets of equivalent value) declared payable on the Shares;



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     "Exchange"  means the  Toronto  Stock  Exchange,  or if the  Shares are not
     listed on that exchange, such other stock exchange or quotation system on which the Shares may then be listed;

     "Exercise Price" means Cdn.$0.90 per Share, as adjusted in accordance with the terms of this Indenture, in effect from time to time;

     "Extraordinary   Resolution"   means   an   extraordinary   resolution   of
     Warrantholders as defined in Section 5.11 and includes a written instrument signed by Warrantholders pursuant to the provisions of Section 5.11;

     "Original U.S. Purchaser" means a U.S. person or person that purchased the Warrants in the United States, in either case, that purchased the Warrants directly from the Company pursuant to a written subscription agreement for the purchase of Units;

     "person" means an individual, a corporation, a partnership, a government or any department or agency thereof, a joint venture, a trust, an estate, an unincorporated organization and the heirs, executors, administrators or other legal representatives of an individual; and pronouns and other words importing persons have a similarly extended meaning;

     "Qualifying Provinces" means the provinces of Alberta, British Columbia, Manitoba and Ontario;

     "Regulation D" means Regulation D under the U.S. Securities Act;

     "Regulation S" means Regulation S under the U.S. Securities Act;

     "Securities Commissions" means, collectively, the securities commissions or other securities regulatory authorities under the applicable Securities Laws of each of the Qualifying Provinces;

     "Securities Laws" means, collectively, the applicable securities laws of each of the Qualifying Provinces and the respective regulations made and forms prescribed thereunder together with all applicable published policy statements and blanket orders and rulings of the Securities Commissions;

     "Shares" means the common shares without par value in the capital of the Company as constituted on the date hereof, provided that in the event of any adjustment pursuant to Article 3, "Shares" will thereafter mean the shares or other securities or property resulting from such adjustment that a Warrantholder is entitled to acquire on exercise of a Warrant after the adjustment;

     "Shareholder" means an owner of record of one or more Shares or shares of any other class or series of the Company;


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                                      -4-



     "Subsidiary" means a corporation, a majority of the outstanding shares of which is owned, directly or indirectly, by the Company, or by one or more subsidiaries of the Company and, as used in this definition, "voting shares" means shares of a class or classes ordinarily entitled to vote for the election of a majority of the directors of a corporation irrespective of whether or not shares of any other class or classes shall have or might have the right to vote for directors by reason of the happening of any contingency, whether or not such contingency shall have happened;

     "this Indenture", "hereto", "herein", "hereby", "hereunder", "hereof" and similar expressions refer to this instrument and not to any particular Article, section, paragraph, clause, subdivision or other portion hereof, and include any and every instrument supplemental or ancillary hereto or in implementation hereof;

     "Time of Exercise" means the time that surrender of the Warrant Certificate, the Warrant Exercise Form (attached hereto as part of Schedule "A") and payment of the Exercise Price is effected by a Warrantholder according to the provisions of Section 3.1 hereof;

     "trading day" means a day on which the Exchange is open for business;

     "Trading Price Condition" means the closing price for the Shares has equalled or exceeded at least Cdn.$9.00 for a period of 20 consecutive trading days, provided the Shares are at the time trading on the Toronto Stock Exchange, New York Stock Exchange, American Stock Exchange, NASDAQ SmallCap Market or NASDAQ National Market Systems and the Shares underlying the Warrants are not subject to any lock-up provisions imposed by the Company or Commonwealth Associates L.P. or Canaccord Capital Corporation;

     "Unit" means a unit of the Company, comprised of one Common Share and one-half of one Warrant;

     "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia;

     "U.S. Person" means a U.S. person as that term is defined in Regulation S under the U.S. Securities Act;

     "U.S. Securities Act" means the United States Securities Act of 1933, as amended;

     "Warrant Agent" means Computershare Trust Company of Canada or any lawful successor thereto from time to time, under this indenture;

     "Warrant Certificate" means a certificate substantially in the form specified in Schedule "A" hereto evidencing one or more Warrants;

     "Warrant Expiry Date" means the earlier of (a) November 23, 2004 and (b) 30 days after the Company gives written notice in accordance with Section 3.5 that the Trading Price Condition has been met;


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                                      -5-



     "Warrant Expiry Time" means 4:00 p.m. (Vancouver time) on the Warrant Expiry Date;

     "Warrantholder", "holder" or "holder of Warrants" means with respect to the Warrants, a person entered on the register to be maintained under Section
     2.10 as the registered holder of a Warrant for the time being;

     "Warrants" means the share purchase warrants of the Company issued and certified hereunder and for the time being outstanding.

1.2  Meaning of "outstanding" for Certain Purposes

     Every Warrant Certificate certified and delivered by the Warrant Agent hereunder shall be deemed to be outstanding until the Warrant Expiry Time, or until it shall be surrendered to the Warrant Agent upon the exercise thereof pursuant to Article 3, provided however that:

     (a) a Warrant which has been partially exercised shall be deemed to be outstanding only to the extent of the unexercised part of the Warrant;

     (b) where a Warrant Certificate has been issued in substitution for a Warrant Certificate which has been lost, stolen or destroyed, only one of them shall be counted for the purpose of determining the number of Warrants outstanding; and

     (c) for the purpose of any provision of this Indenture entitling holders of outstanding Warrants to vote, sign consents, requests or other instruments or take any other action under this Indenture, Warrants owned legally or equitably by the Company or any Subsidiary thereof shall be disregarded, except that:

          (i) for the purpose of determining whether the Warrant Agent shall be protected in relying on any such vote, consent, request or other instrument or other action, only the Warrants of which the Warrant Agent has notice that they are so owned shall be so disregarded; and

          (ii) Warrants so owned which have been pledged in good faith other than to the Company or any Subsidiary thereof shall not be so disregarded if the pledgee shall establish to the satisfaction of the Warrant Agent the pledgee's right to vote the Warrants in his discretion free from the control of the Company or any Subsidiary thereof, as the case may be, and the terms of the pledge thereof as to the right to vote shall govern.


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                                      -6-



1.3  Day not a Business Day

     If the day on or before which any action (other than the exercise of a Warrant) would otherwise be required to be taken or is contemplated to commence hereunder is not a business day, that action will be required to be taken and such procedure will commence on or before the requisite time on the next succeeding day that is a business day.

1.4  Words Importing the Singular

     Words importing the singular include the plural and vice versa and words importing a particular gender include all genders.

1.5  Time of the Essence

     Time  shall  be  of  the  essence  in  this   Indenture   and  the  Warrant
Certificates.

1.6  Interpretation not Affected by Headings, etc.

     The division of this Indenture into Articles, and Sections and subsections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.7  Applicable Law

     This Indenture and the Warrant Certificates shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein and shall be treated in all respects as British Columbia contracts.

1.8  Trust Indenture Legislation

     (1) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, the mandatory requirement will prevail.

     (2) Each of the Company and the Warrant Agent will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of Applicable Legislation.

1.9  Severability

     In the event that any provision hereof shall be determined to be invalid or unenforceable in any respect, such determination shall not affect such provision in any other respect or any other provision hereof, all of which shall remain in full force and effect.


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                                      -7-



1.10 Entire Agreement

     This Indenture constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no general or specific warranties, representations or other agreement by or among the parties in connection with the entering into of this Indenture or the subject matter hereof except as specifically set forth herein.

1.11 Currency

     Unless otherwise stated, all dollar amounts referred to in this Indenture are references to Canadian dollars.


                                    ARTICLE 2
                                ISSUE OF WARRANTS

2.1  Creation and Issue of Warrants

     (1) A total of up to 17,500,000 Warrants, each whole Warrant entitling the holder thereof to purchase one Share, as adjusted from time to time pursuant to this Indenture, are hereby created and authorized to be issued.

     (2) Subject to adjustment as provided in this Indenture, each whole Warrant issued hereunder will entitle the holder thereof to purchase one Share at any time from and after the Date of Issue of the Warrant to and including the Warrant Expiry Time at the Exercise Price.

2.2  Form and Terms of Warrant Certificates

     Warrant Certificates shall be substantially in the form set out in Schedule "A" hereto, with such additions, variations or omissions as may be permitted by the provisions of this Indenture or may from time to time be agreed upon between the Company and the Warrant Agent and shall be numbered in the manner as the Company, with the approval of the Warrant Agent, may prescribe.

2.3  Purchase of Warrants

     (1) The Company, when not in default under this Indenture, may offer to purchase and purchase in the market, by private contract, by tender or otherwise all or any portion of the Warrants on such terms as the Company may determine. All Warrants so purchased shall forthwith be delivered to the Warrant Agent and cancelled by it and no Warrants shall be issued in substitution therefor.

     (2) If, upon an invitation for tenders, more Warrants are tendered at the same lowest price than the Company is prepared to accept at that price, the Warrants to be purchased by the Company shall be selected by the Warrant Agent by lot, or in


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                                      -8-



          any other manner as the Warrant Agent may deem equitable, from the Warrants tendered by each tendering Warrantholder who tendered at such price. For this purpose the Warrant Agent may make, and from time to time amend, regulations with respect to the manner in which Warrants may be so selected and regulations so made shall be valid and binding upon all Warrantholders notwithstanding the fact that, as a result thereof, the Warrants held by a holder or represented by a Warrant Certificate become subject to purchase in part only.

     (3) Notwithstanding paragraphs (1) and (2) above, in the event the Warrants are not listed on an exchange or quotation systems and no other material public market exists for the Warrants, any offer to purchase Warrants by the Company shall be made to on a pro rata basis to all Warrantholders.

2.4  Issue of Warrant Certificates

     Warrant Certificates to be issued and delivered from time to time under this Indenture shall be executed by the Company and certified by the Warrant Agent pursuant to or upon the written order of the Company, without the Warrant Agent receiving any consideration therefor.

2.5  Warrantholder not a Shareholder

     Nothing in this Indenture or in the ownership of a Warrant evidenced by a Warrant Certificate, or otherwise, will be construed as conferring on a Warrantholder any right or interest whatsoever as a shareholder of the Company, including but not limited to any right to vote at, to receive notice of, or to attend, any meeting of shareholders or any other proceeding of the Company or any right to receive any dividend or other distribution.

2.6  Execution of Warrant Certificates

     Warrant Certificates shall be signed by any one director or officer of the Company and shall be dated the Date of Issue. The signature of such director or officer may be mechanically reproduced by facsimile and Warrant Certificates bearing facsimile signatures shall be binding upon the Company as if they had been manually signed by the director or officer. Notwithstanding that any of the persons whose manual or facsimile signature appears on any Warrant Certificates as one of the officers or directors may no longer, prior to the certification and delivery of the Warrant Certificate, hold the official capacity in which he signed, any Warrant Certificate signed as aforesaid shall be valid and binding upon the Company when the Warrant Certificate has been certified by the Warrant Agent in accordance with Section 2.7 and the registered holder thereof shall be entitled to the benefits of this Indenture.

2.7  Certification by Warrant Agent

     (1) No Warrant Certificate shall be issued, or if issued, shall be valid or entitle the holder to the benefit hereof, until it has been certified by the Warrant Agent by being countersigned by or on behalf of the Warrant Agent and the


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                                      -9-



          countersignature upon any Warrant Certificate shall be conclusive evidence as against the Company that the Warrant Certificate so countersigned has been duly issued hereunder and is a valid obligation of the Company, and that the holder is entitled to the benefit hereof.

     (2) The countersigning by or on behalf of the Warrant Agent on any Warrant Certificate issued hereunder shall not be construed as a representation or warranty by the Warrant Agent as to the validity of this Indenture or of the Warrants and the Warrant Agent shall in no respect be liable or answerable for the use made of any Warrant
          Certificate or of the consideration therefor, except as otherwise specified herein. The countersignature of or on behalf of the Warrant Agent shall, however, be a representation and warranty by the Warrant Agent that the Warrant Certificate has been duly countersigned by or on behalf of the Warrant Agent pursuant to the provisions of this Indenture.

2.8  Exchange of Warrant Certificates

     The holder of a Warrant Certificate may at any time after the date of issue thereof and prior to the Warrant Expiry Time, upon surrender thereof to the Warrant Agent at its principal transfer office in the City of Vancouver or Toronto or at any other place that is designated by the Company with the approval of the Warrant Agent, exchange the same for Warrant Certificates entitling the holder to subscribe in the aggregate for the same number of Shares for which the holder may subscribe under the surrendered Warrant Certificate. On each exchange the Warrant Agent may levy a sufficient charge to reimburse it for any tax or other governmental charge required to be paid. The Company shall execute and the Warrant Agent shall certify in accordance with Sections 2.6 and
2.7 all Warrant Certificates necessary to carry out exchanges contemplated herein.

2.9  Issue in Substitution for Lost Certificates

     (1) If a Warrant Certificate becomes mutilated or is lost, destroyed or stolen, the Company, subject to applicable law and subject to subsection (2), will issue and thereupon the Warrant Agent will countersign or certify and deliver a new certificate of like denomination, date and tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and on surrender and cancellation of the mutilated certificate or in lieu of and in substitution for the lost, destroyed or stolen certificate, and the substituted Warrant Certificate shall entitle the holder thereof to the same rights and benefits and will bear the same legends, if any, as the certificate being replaced and shall rank equally in accordance with its terms with all other Warrant Certificates issued or to be issued hereunder.

     (2) The applicant for the issue of a new certificate pursuant to this section will bear the cost of the issue thereof and in case of loss, destruction or theft will, as a condition precedent to the issue thereof:


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                                      -10-



          (a)  furnish to the  Company and the  Warrant  Agent such  evidence of ownership and of the loss, destruction or theft of the certificate to be replaced as is satisfactory to the Company and to the Warrant Agent in their discretion,

          (b) if so required, furnish an indemnity and surety bond in amount and form satisfactory to the Company and to the Warrant Agent, in their discretion, and

          (c) pay the reasonable charges of the Company and the Warrant Agent in connection therewith.

2.10 Registration and Transfer of Warrants

     (1) The Company shall cause to be kept by and at the principal office of the Warrant Agent in the City of Vancouver and by the Warrant Agent or such other registrar as the Company, with the approval of the Warrant Agent, may appoint, at such other place or places, if any, as the Company may designate with the approval of the Warrant Agent, registers in which shall be entered in alphabetical order the names and addresses (including street and number, if any) of the holders of Warrants and particulars of the Warrants held by them respectively. Such registration shall be noted on the Warrant Certificates by the Warrant Agent or other registrar.

     (2) No transfer of a Warrant shall be valid unless made on any one of the registers upon surrender of the Warrant Certificate to the Warrant
          Agent or other registrar accompanied by a written instrument of transfer in form satisfactory to the Warrant Agent or other registrar executed by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent or other registrar and upon compliance with such reasonable requirements, including those set forth in sections 2.15 and 2.16 hereof, if applicable, as the Warrant Agent or other registrar may prescribe, nor, except in the case where a new Warrant Certificate is issued upon a transfer, unless the transfer shall have been noted on the Warrant Certificate in the Registration Panel (attached hereto as part of Schedule "A") by the Warrant Agent or other registrar.

     (3) The registered holder of Warrants may at any time and from time to time have the registration of the Warrants transferred from the register in which the registration thereof appears to another authorized register upon compliance with such reasonable requirements as the Warrant Agent or other registrar may prescribe.

     (4) The Company shall also cause to be kept by and at the principal office of the Warrant Agent in the City of Vancouver and by the Warrant Agent or such other registrar as the Company may appoint, with the approval of the Warrant Agent, at such other place or places, if any, as the Company may designate with the approval of the Warrant Agent, registers in which all transfers of Warrants and the date and other particulars of each transfer shall be set out.

     (5) The transferee of Warrants shall, after the Warrant Certificate and the appropriate form of transfer are lodged with the Warrant Agent or other registrar and upon compliance with all other conditions required by this Indenture or by law, be entitled to be entered on one of the registers as the owner of the Warrants free from all equities or rights of set-off or counterclaim between the Company and his transferor or any previous holder of the Warrants, save in respect of the equities of which the Company is required to take notice by statute or by order of a court of competent jurisdiction. The receipt by the registered holder of Warrants of the Shares purchasable pursuant thereto will be a good discharge to the Company and the Warrant Agent therefor and neither the Company nor the Warrant Agent will be bound to inquire into the title of the holder except as aforesaid.

     (6) Subject to applicable law, neither the Company nor the Warrant Agent nor any registrar shall be bound to take notice of or see to the execution of any trust, whether express, implied or constructive, in respect of any Warrant, and may transfer the same on the direction of the person registered as the holder thereof, whether named as Warrant Agent or otherwise, as though that person were the beneficial owner thereof.

     (7) The registers required to be kept in the City of Vancouver shall at all reasonable times be open for inspection by the Company or any Warrantholder. The Warrant Agent and every registrar shall from time to time when requested to do so by the Company, by the Warrant Agent or by a Warrantholder, furnish the Warrant Agent or upon payment by the Company or Warrantholder of a reasonable fee, the Warrantholder or the Company, as the case may be, with a list of names and addresses of holders of Warrants entered on the registers kept by them and showing the number of Warrants held by each such holder.

2.11 Enforcement of Rights of Warrantholders

     (1) No Warrantholder shall have the right to institute any action or proceeding or to exercise any other remedy authorized by this Indenture for the purpose of enforcing any rights on behalf of all Warrantholders for the execution of any trust or power hereunder unless a requisition, in writing signed by holders of not less than 25% of the Warrants, requesting the Warrant Agent to so act, and the indemnities referred to in Section 7.1 have been tendered to the Warrant Agent and the Warrant Agent shall have failed to act within a reasonable time thereafter; in such case, but not otherwise, any Warrantholder acting on behalf of himself and all other Warrantholders shall be entitled to take such proceedings in any court of competent jurisdiction as the Warrant Agent might have taken.

     (2) No one or more Warrantholders shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by his or their action, or to enforce any right hereunder or under any Warrant Certificate, except subject to the conditions and in the manner herein provided and all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Warrant Agent, except only as herein provided, and in any event for the equal benefit of all Warrantholders.

     (3) No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in the Warrant Certificates shall be had against any shareholder, officer or director, past, present or future, of the Company or of any of its Subsidiaries or of any successor corporation, either directly or through the Company, or the Subsidiaries or otherwise, by any legal or equitable proceeding by virtue of any statute or otherwise.

     (4) This Indenture and the Warrants issued hereunder are solely corporate obligations and no personal liability whatsoever shall attach to or be incurred by the shareholders, officers or directors, past, present or future, of the Company, or of any of its Subsidiaries, or any successor corporations, under or by reason of the obligations, covenants or agreements contained in this Indenture or in the Warrant Certificates; and any personal liability of any nature whatsoever either at common law, in equity or by statute of, and any right or claim against any such shareholder, officer or director are hereby expressly waived as a condition of and as consideration for the execution of this Indenture and the issue of the Warrants.

2.12 Warrants to Rank Pari Passu

     Except as otherwise provided herein, all Warrants will rank pari passu, whatever may be the actual dates of issue thereof.

2.13 Notice to Warrantholders

     (1) Unless herein otherwise expressly provided, a notice to be given hereunder to Warrantholders will be deemed to be validly given if the notice is sent by first class, registered or certified mail, addressed to the Warrantholders or delivered by hand (or so mailed to certain holders and so delivered or telecopied to the other holders) at their respective addresses appearing on any of the registers above mentioned; and if in the case of joint holders of any Warrant more than one address appears on the register in respect of the joint holding, the notice shall be addressed or delivered, as the case may be, only to the first address so appearing. The Warrant Agent shall give, in the same manner as for Warrantholders set out above, a copy of each such notice to Commonwealth Associates, L.P., 830 Third Avenue, New York, NY 10022, Attention: Carl Kleidman (Telecopier No.:
          (212) 829-5978), with a copy to Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, Attention: Fran Stoller, Esq. (Telecopier No.: (212) 407-4990) and to Canaccord Capital Corporation, 2200 - 609 Granville Street, Vancouver, British Columbia, V7Y 1H2, Attention: Jamie Brown (Telecopier No.: (604) 643-7606), with a copy to Cassels, Brock & Blackwell LLP, 2100 - 40 King Street West,

          Toronto, Ontario, M5H 3C2, Attention:  Norman Findlay (Telecopier No.:
          (416) 350-6944). Any notice so given by mail or so delivered by hand shall be deemed to have been given on the fifth business day in the jurisdiction of the recipient thereof after it has been mailed or on the day upon which it has been delivered, or if transmitted by telecopier on the first business day in the jurisdiction of the recipient thereof, following the transmission, as the case may be. In determining under any provision hereof the date when notice of any meeting or other event must be given, the date of giving the notice shall be included and the date of the meeting or other event shall be excluded. Accidental error or omission in giving notice or accidental failure to mail notice to any Warrantholder shall not invalidate any action or proceeding founded thereon.

     (2) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, a notice to be given to the Warrantholders hereunder could reasonably be considered unlikely to reach or to be delayed in reaching its destination, the notice will be valid and effective only if it is published once in the Report on Business section in the national edition of The Globe & Mail and the New York Times, if the disruption is in the United States, or, if there is a disruption of circulation of that newspaper, once in an English language newspaper of general circulation and approved by the Warrant Agent in the Cities of Toronto, Vancouver and New York and, in the case of notice convening a meeting of Warrantholders, with such additional publications, in the same or in other cities or both, as the Warrant Agent deems necessary for the reasonable protection of the Warrantholders or to comply with any applicable requirement of law or a stock exchange on which the Shares are listed and if a daily newspaper of general circulation is not, for any reason, published at the time in the English language in any city, the notice may be published in any other publication available in that city as is acceptable to the Warrant Agent. A notice so given will be deemed to have been given on the day on which it has been published in all of the cities in which publication was required (or first published in all the cities if more than one publication in any of them is required).

2.14 Notice to the Company or the Warrant Agent

     (1) Unless herein otherwise expressly provided, a notice to be given hereunder to the Company or the Warrant Agent will be validly given if delivered or if sent by registered or certified mail or if transmitted by telecopier:

          (a)  if to the Company:

               Infowave Software, Inc.
               Suite 200 - 4664 Lougheed Highway
               Burnaby, British Columbia
               V5C 5T5

               Attention:  Todd Carter, Chief Financial Officer
               Telecopier:  (604) 473-3799

               with a copy to

               Blake, Cassels & Graydon LLP
               Suite 2600, Three Bentall Centre
               595 Burrard Street
               Vancouver, British Columbia
               V7X 1L3

               Attention:  Geoffrey S. Belsher
               Telecopier:  (604) 631-3309

          (b)  if to the Warrant Agent:

               Computershare Trust Company of Canada
               510 Burrard Street
               Vancouver, B.C.
               V6C 3B9

               Attention:  Corporate Trust Department
               Telecopier:  (604) 685-4079

          and any notice delivered in accordance with the foregoing will be deemed to have been received on the date of delivery or, if mailed, on the fifth Business Day following the day of the mailing of the notice, or if transmitted by telecopier, on the first Business Day following the transmission.

     (2) The Company or the Warrant Agent, as the case may be, may from time to time notify the other in the manner provided in subsection (1) of a change of address which, from the effective date of the notice and until changed by like notice, will be the address of the Company or the Warrant Agent, as the case may be, for all purpose of this Indenture.

     (3) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, a notice to be given to the Warrant Agent or to the Company hereunder by registered mail could reasonably be considered unlikely to reach or to be delayed in reaching its destination, the notice will be valid and effective only if it is delivered to an officer of the party to which it is addressed or if it is delivered to that party at the appropriate address provided in subsection (1) by cable, telecopier, telegram, or other means of prepaid transmitted, recorded communication, and any notice delivered in accordance with the foregoing will be deemed to have been received on the date of delivery to the officer or if delivered by cable, telecopier, telegram, telex or other means of prepaid, transmitted, recorded communication, on the first business day following the date of the sending of the notice.

2.15 U.S. Transfer Restrictions and Legends

     (1) The Warrant Agent understands and acknowledges that the Warrants and the Shares issuable upon exercise of the Warrants have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States.

     (2) Each Warrant Certificate originally issued to a U.S. Person or a person in the United States, and each Warrant Certificate issued in exchange therefor or in substitution thereof and each certificate representing Shares issued upon exercise of Warrants in the United States or by or on behalf of a U.S. person, and all certificates representing Shares issued in exchange thereof or in substitution thereof, shall bear the following legend:

               "THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUED UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, OR (D) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. AT ANY TIME THAT THE COMPANY IS A "FOREIGN ISSUER" AS DEFINED IN REGULATION S

               UNDER THE SECURITIES ACT, A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM COMPUTERSHARE TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO COMPUTERSHARE TRUST COMPANY OF CANADA AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.";

          provided, that if the securities are being sold in accordance with Rule 904 of Regulation S under the 1933 Act and the Company is a "foreign issuer" within the meaning of Regulation S at the time of sale, the legend may be removed by providing a declaration to the registrar and transfer agent for the Shares (currently Computershare Trust Company of Canada), as set forth below (or as the Company may prescribe from time to time) and, provided further, that if the Shares, Warrants and/or Shares issuable upon exercise of the Warrants are being sold in accordance with Rule 144, the legend may be removed by providing an opinion of counsel, of recognized standing reasonably satisfactory to such registrar and transfer agent and to the Company, to the effect that such legend is no longer required under applicable requirements of the 1933 Act or state securities laws:

               The undersigned (a) acknowledges that the sale of the securities of Infowave Software, Inc. (the "Corporation") to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act"), and (b) certifies that (1) the undersigned is not an affiliate of the Corporation (as defined in Rule 405 under the 1933 Act), (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1933 Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the 1933 Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S.

2.16 Certain Transfers

     If a Warrant Certificate tendered for transfer bears the legend set forth in subsection 2.15(1), the Warrant Agent shall not register such transfer unless the transferor has provided the Warrant Agent with the Warrant Certificate and the transfer is being made (A) to the Company, (B) outside the United States in a transaction meeting the requirements of Rule 903 or 904 of Regulation S, (C) in accordance with another exemption from the registration requirements of the U.S. Securities Act, or (D) pursuant to an effective registration statement, and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.


                                    ARTICLE 3
                              EXERCISE OF WARRANTS

3.1  Method of Exercise of Warrants

     (1) Each Warrant may be exercised by the holder thereof at any time on or after the Date of Issue, but not after the Warrant Expiry Time, upon the terms and subject to the conditions set forth herein.

     (2) Subject to and upon compliance with the provisions of this Article, the holder of any Warrant Certificate may exercise the right of purchase therein provided for by surrendering the Warrant Certificate to the Warrant Agent at its principal transfer office in the City of Vancouver or Toronto or at such additional place or places as may be designated by the Company from time to time with the approval of the Warrant Agent during normal business hours on a Business Day at that place prior to the Warrant Expiry Time, together with the Warrant Exercise Form attached to the Warrant Certificate duly completed and executed by the holder for the number of Shares which the holder desires to purchase and the Exercise Price applicable at the time of the surrender calculated in accordance with the provisions of this Indenture. The Exercise Price for Shares subscribed for under Warrants shall be paid by certified cheque, bank draft or money order payable to or to the order of the Warrant Agent at par at the city where the Warrant Certificate is surrendered. Surrender of a Warrant Certificate and the Warrant Exercise Form and payment of the Exercise Price will be deemed to have been effected, and Warrants shall be deemed to have been exercised, only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at one of the offices specified in this section.

     (3) The Warrantholder may, at its option, exchange this Warrant on a cashless basis, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this Section
          3.1(3), by surrendering the Warrant Certificate at the principal office of the Company or at the office of its stock transfer agent, accompanied by a notice stating such Warrantholder's intent to effect such exchange, the number of Shares issuable on exercise of the Warrants (the "Warrant Shares") to be exchanged and the date on which the Warrantholder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the later of the date specified in the Notice of Exchange and the date the Notice of Exchange is received by the Company or its stock transfer agent (the "Exchange Date"). Upon receipt of a Notice of Exchange, the Company shall direct the Warrant Agent, in writing, to issue the Common Shares to be issued pursuant to the Notice of Exchange and the Warrant Agent shall be entitled to rely on such direction without further independent inquiry. Warrant Certificates for the Shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the Shares remaining subject to such Warrant, shall be issued as of the Exchange Date and delivered to the Warrantholder as soon as is reasonably practicable following the Exchange Date. In connection with any Warrant Exchange, a Warrant shall represent the right to subscribe for and acquire the number of Warrant Shares (rounded to the next highest integer) equal to (i) the number of Warrant Shares specified by the Warrantholder in its Notice of Exchange (the "Total Number") less (ii) the number of Warrant Shares equal to the quotient obtained by dividing (a) the product of the Total Number and the existing Exercise Price by (B) the current market value of a Common Share. Current market value shall be as determined below using the U.S./Canadian noon exchange rate published by the Federal Reserve of New York on the date of the Notice of Exchange (if necessary), but in no event less than zero:

          (a) If the Common Shares are listed on the Exchange or any US national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the current market value shall be the last reported sale price of the Common Shares on such exchange or market on the date of the Notice of Exchange or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or market;

          (b) If the Common Shares are not so listed or admitted to unlisted trading privileges, but are traded on the Nasdaq SmallCap Market, the current market value shall be the closing price on the date of the Notice of

               Exchange on such market and if the Common Shares are not so traded, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to such date; or

          (c) If the Common Shares are not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the Notice of Exchange, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

     (4) Every Warrant Exercise Form shall be signed by the holder of the Warrant Certificate who desires to exercise in whole or in part the right of purchase therein provided for, shall specify the number of Shares that the subscriber wishes to purchase (being not more than he is entitled to purchase), the person or persons in whose name or names the Shares which the subscriber desires to purchase are to be issued and his or their address or addresses and the number of Shares to be issued to each such person, if more than one is so specified, the form shall have one of the boxes in section (5) of the Warrant Exercise Form checked, and shall be substantially in the form set out in the Warrant Certificate.

     (5) If any Shares subscribed for are to be issued to a person or persons other than the Warrantholder, the Warrantholder must pay to the Company or to the Warrant Agent on his behalf an amount equal to all applicable transfer taxes or other government charges, and the Company will not be required to issue or deliver any certificate evidencing any Shares unless or until that amount has been so paid or the Warrantholder has established to the satisfaction of the Company that the taxes and charges have been paid or that no taxes or charges are owing.

     (6) No exercise of any Warrants shall be effective, and no certificate representing Shares shall be issued pursuant to the exercise of Warrants, unless:

          (a) the holder represents in writing that it is not in the United States or a U.S. Person, is not exercising the Warrants on behalf of a U.S. Person, and did not execute or deliver the Warrant Exercise Form in the United States;

          (b) the holder represents in writing that it is an Original U.S. Purchaser, that each of the representations and warranties made at the time of subscription for the purchase of Units remains true and correct as of the date of the exercise of the Warrants and that it is exercising the Warrant on its own behalf and not for the account or benefit of any other person; or

          (c) the holder provides an opinion of counsel of recognized standing in form and substance satisfactory to the Company to the effect that registration under the U.S. Securities Act and applicable state securities laws is not required.

          The certificates representing any Shares issued in connection with the exercise of Warrants pursuant to clause (b) or (c) of this Section 3.1(6) shall bear the legend set forth in Section 2.15(2) of this Indenture. No certificates for Shares shall be registered or delivered to an address in the United States unless the holder complies with clause (b) or (c) of this Section 3.1(6).

3.2  Effect of the Exercise of Warrants

     (1) Subject to subsection (2) and Section 3.9, on exercise of a Warrant, the Company shall cause to be issued to the person or persons in whose name or names the Shares so subscribed for are to be issued as specified in the Warrant Exercise Form, the number of Shares to be issued to such person or persons and such person or persons shall become a shareholder or shareholders of the Company in respect of those Shares with effect from the date on which the Warrant is exercised and shall be entitled to delivery of a certificate or certificates evidencing the Shares and the Company shall cause the certificate or certificates to be mailed by first class, registered or certified mail to such person or persons (or, if applicable, the trustee under the registered retirement savings plan which holds the Shares) at the address or addresses specified in the Warrant Exercise Form within five (5) Business Days of the date on which the Warrant is exercised.

     (2) Notwithstanding any provision herein contained to the contrary, the Company shall not be required to deliver certificates for Shares in any period while the share transfer books of the Company are closed and, in the event of the exercise of any Warrant during any such period, the Shares subscribed for shall be issued and such person shall be deemed to have become the holder of record of such Shares on the date on which such delivery of certificates for Shares may be postponed for a period not exceeding three (3) Business Days after the date of the reopening of the share transfer books.

3.3  Partial Exercise of Warrants

     A Warrantholder may subscribe for and purchase any lesser number of Shares than the number of Shares to which such holder is entitled upon the exercise of Warrants, in which case the Warrantholder shall be entitled to receive forthwith a new Warrant Certificate in respect of the Shares purchasable under the Warrant Certificate and not then subscribed for and purchased, and the Warrant Agent shall issue a new Warrant Certificate upon surrender of the Warrant Certificate, if satisfied that the new Warrant Certificate is properly issuable.

3.4  Cancellation of Warrants

     All Warrants exercised as provided in Section 3.1, partially exercised as provided in Section 3.3, or exchanged for other Warrants as provided in Section
2.8 or otherwise
surrendered to the Warrant Agent shall be cancelled and either held by the Warrant Agent until termination of this Indenture or resignation of the Warrant Agent or destroyed by the Warrant Agent at the direction of the Company and, if required by the Company, the Warrant Agent shall furnish the Company with a certificate as to the destruction.

3.5  Expiration of Warrants

     After the Warrant Expiry Time, all rights under this Indenture and under any Warrant that has not been exercised shall wholly cease and terminate and the Warrant Certificate therefor shall be wholly void and of no effect.

3.6  Acceleration of Warrant Expiry Date

     (1) If at any time after the Date of Issue the Trading Price Condition is satisfied, then the Company may file notice with the Warrant Agent not later than five days after the day that the Trading Price Condition has been satisfied.

     (2) The Company shall give notice to the Warrantholders as to satisfaction of the Trading Price Condition as soon as reasonable practicable after it has filed the notice with the Warrant Agent as provided in subsection 3.6(1) above in the following manner:

          (a) by a press release issued in accordance with the requirements of the Exchange or such other exchange or quotation system on which the Shares are then listed; and

          (b) by causing the Warrant Agent to provide written notice to the Warrantholders in the manner provided in Section 2.13.

     (3) Such press release and notices shall state that the Trading Price Condition has been met and the Warrant Expiry Date.

3.7  Adjustment of the Exercise Price and Subscription Rights

     (1) In this section, the terms "record date" and "effective date" where used herein, shall mean the close of business on the relevant date.

     (2) If and whenever at any time from the date hereof until the Warrant Expiry Time, the Company:

          (a) issues Shares or Convertible Securities to all or substantially all of the holders of Shares by way of stock dividend, other than: (i) the issue from time to time of Shares or Convertible Securities by way of stock dividend to shareholders who elect to receive Shares or Convertible Securities in lieu of cash dividends in the ordinary course or pursuant to a dividend reinvestment plan; or (ii) as dividends in the ordinary course,

          (b) subdivides the outstanding Shares into a greater number of shares, or

          (c) combines, consolidates or reduces the outstanding Shares into a lesser number of shares,

(each of such events being herein called a "Share Reorganization"), the Exercise Price will be adjusted effective immediately on the record date for the dividend or, in the case of a subdivision, combination, consolidation or reduction, effective immediately on the record date, or the effective date if no record date is fixed, to the number that is the product of:

          (d) the Exercise Price in effect on that effective date or record date; and

          (e)  the fraction of which:

               (i) the numerator is the total number of Shares outstanding on that effective date or record date before giving effect to the Share Reorganization, and

               (ii) the  denominator  is the total  number of Shares that are or would be outstanding immediately after that effective date or record date after giving effect to the Share
                    Reorganization and assuming all Convertible Securities issued as part of the Share Reorganization had then been converted into or exchanged for Shares or all rights to acquire Shares had then been exercised.

For the purpose of determining the number of Shares outstanding at any particular time there shall be included that number of Shares which would have resulted from the conversion or exchange at that time of all Convertible Securities of the Company (other than any Convertible Securities issued to holders of Shares by way of a stock dividend and otherwise included in computing the denominator in clause (ii) hereof). Shares (and Shares issuable upon conversion or exchange of Convertible Securities) issued or to be issued under a Share Reorganization shall be deemed to be outstanding on the record date or effective date for such Share Reorganization for the purpose of calculating the number of outstanding Shares under subsections (3) and (5). To the extent that any Convertible Securities issued to holders of Shares by way of a stock dividend are not so converted or exchanged into or for Shares prior to the expiration of the right to do so, the conversion price shall then be readjusted to the conversion price which would then be in effect based upon the number of Shares actually issued upon the conversion or exchange of the Convertible Securities.

     (3) If and whenever at any time from the date hereof to the Warrant Expiry Time, the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of the outstanding Shares entitling them, for a period expiring not more than 45 days after the record date, to subscribe for or purchase Shares or Convertible Securities at a price per share (or having a conversion price per share) less than 95% of the Current Market Price on the record date (any such issuance being herein called a "Rights Offering"), the

          Exercise Price will be adjusted on the record date to the number which is the product of the Exercise Price in effect immediately prior to the record date and the fraction:

               (i) the numerator of which shall be the total of (A) the number of Shares outstanding immediately prior to the record date plus (B) a number of Shares equal to the number arrived at by multiplying the total number of additional Shares offered for subscription or purchase or into or for which the total number of Convertible Securities so offered are convertible or exchangeable by the quotient obtained by dividing the purchase or subscription price for each Share offered for subscription or purchase or the conversion price for each Convertible Security so offered by such Current Market Price for the Shares, and

               (ii) the denominator of which shall be the total number of Shares outstanding immediately prior to such record date plus the total number of additional Shares offered for subscription or purchase or into or for which the total number of
                    Convertible Securities so offered are convertible or exchangeable.

The adjustment shall be made successively whenever a record date is fixed, and shall become effective immediately after the record date for determination of shareholders entitled to receive such Shares or Convertible Securities, provided that if two or more such record dates or dates of announcement, as applicable, referred to in subsection (5) are fixed within a period of 35 trading days, the adjustment shall be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that any rights, options or warrants are not so issued or any of the rights, options or warrants so issued are not exercised prior to the expiration thereof, or any Convertible Securities are not so converted into or exchanged for Shares prior to the expiration of the right to do so, the Exercise Price will be readjusted to the Exercise Price in effect immediately prior to the record date, and the Exercise Price will be further adjusted based upon the number of additional Shares actually delivered upon the exercise of the rights, options or warrants, or issued upon the conversion or exchange of the Convertible Securities, as the case may be.

     (4) If and whenever at any time from the date hereof to the Warrant Expiry Time, the Company shall fix a record date for the issue of rights, options or warrants to all or substantially all the holders of the outstanding Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Shares or Convertible Securities at a price per share (or having a conversion price per share) not less than 95% of the Current Market Price on the record date, the Exercise Price will not be adjusted.

     (5) If and whenever at any time from the date hereof to the Warrant Expiry Time the Company shall fix a record date for the making of an issue or distribution to all or substantially all the holders of its outstanding Common Shares of (a) shares of any class, excluding Shares or Convertible Securities referred to in paragraph 2(a), whether of the Company or any other corporation, or
          (b) rights, options or warrants, excluding those referred to in subsection (3) or (4), or (c) evidences of its indebtedness, or (d) property, cash or other assets, excluding dividends in the ordinary course or property distributed in lieu thereof at the option of the shareholders (any of such events being herein called a "Special Distribution") then, in each such case, the Exercise Price shall be adjusted on the record date to the number that is the product of the Exercise Price in effect immediately prior to the record date and the fraction:

               (i) the numerator of which shall be the total number of Shares outstanding immediately prior to the record date multiplied by the Current Market Price on the day immediately prior to such record date, less the aggregate fair market value (as determined by the Directors, subject to prior written approval of the Exchanges, which determination, absent manifest error, shall be conclusive) of the shares or rights, options or warrants or evidence of indebtedness or property, cash or assets so distributed, and

               (ii) the denominator of which shall be the total number of Shares outstanding immediately prior to the record date multiplied by such Current Market Price.

The adjustment shall be made successively whenever a record date is fixed, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution, provided that if two or more such record dates or dates of announcement, as applicable, referred to in subsection (3) are fixed within a period of 35 trading days, the adjustment shall be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that any distribution is not so made, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if the record date had not been fixed or to the Exercise Price which would then be in effect based upon the shares or rights, options or warrants or evidences of indebtedness or property, cash or assets actually distributed, as the case may be.

     (6)  On any adjustment of the Exercise  Price  pursuant to subsection  (2),
          (3) or (5), including any readjustment, the number of Shares purchasable on exercise of a Warrant will be adjusted, effective at the same time as the adjustment of the Exercise Price, by multiplying the number of Shares so purchasable immediately before the adjustment by a fraction which is the reciprocal of the fraction used in the adjustment of the Exercise Price.

     (7) Subject to the prior written approval of the Exchanges, if and whenever at any time from the date hereof to the Warrant Expiry Time there is:

          (a) a reclassification of the Shares outstanding, a change of Shares into other shares or securities, or any other capital reorganization of the Company except as described in subsections
               (2), (3), (4) and (5),

          (b) a consolidation, merger or amalgamation of the Company with or into another body corporate resulting in a reclassification of outstanding Shares or a change of Shares into other shares or securities, or

          (c)  a  transaction  whereby all or  substantially  all the  Company's
               undertaking   and   assets   become  the   property   of  another
               corporation,

(any of those events being herein called a "Corporate Reorganization"), a holder who thereafter exercises Warrants will be entitled to receive and will accept, for the Exercise Price then in effect, in lieu of the Shares (and any other securities to which Warrantholders are then entitled on the exercise of Warrants) to which he would otherwise have been entitled on exercise immediately prior to the Corporate Reorganization, the kind and amount of shares or other securities or property (including cash) that he would have been entitled to receive as a result of the Corporation Reorganization if, on the effective date thereof, he had been the holder of the number of Shares (and any other securities to which Warrantholders are then entitled on the exercise of Warrants) to which he would have been entitled on the exercise of the Warrant or Warrants immediately prior to the Corporation Reorganization.

     (8) As a condition precedent to taking any action that would require an adjustment pursuant to subsection (7), the Company will take all action that, in the opinion of counsel, is necessary in order that the Company, any successor or any successor to its assets and undertaking, shall be obligated to and may validly and legally issue as fully paid and non-assessable all the Shares or other shares or securities or property to which Warrantholders will be entitled on the exercise of Warrants thereafter.

     (9) Subject to the prior written consent of the Exchange, if necessary as a result of any Corporate Reorganization, appropriate adjustments will be made in the application of the provisions set forth in this Article 3 with respect to the rights and interests of Warrantholders to the end that the provisions set forth in this Article 3 will thereafter correspondingly be made applicable as nearly as may reasonably be possible to any shares or other securities or property thereafter deliverable on the exercise of a Warrant. Any such adjustment will be made by and set forth in an amendment hereto approved by the Directors and by the Warrant Agent and will for all purposes, absent manifest error, be conclusively deemed to be an appropriate adjustment.

     (10) Subject to the prior written consent of the Exchange, if the purchase price provided for in any right, warrant or option issued in connection with a Rights Offering is decreased, or the conversion price for Convertible Securities issued in connection with a Share Reorganization is increased, the Exercise Price shall forthwith be changed to whatever Exercise Price would have been obtained had the adjustment made in connection with the issuance of all such rights, warrants, options or Convertible Securities been made upon the basis of the purchase price as so decreased or the conversion price as so increased, provided that the provisions of this subparagraph shall not apply to any increase or decrease resulting from provisions in any rights, warrants, options or securities designed to prevent dilution if the increase or decrease shall not have been proportionately greater than the change, if any, in the Exercise Price to be made at the same time pursuant to the provisions of this section.

     (11) Subject to the prior written consent of the Exchange, if and whenever at any time prior to the Warrant Expiry Time the Company shall take any action affecting or relating to the Warrants, other than any action described in this section, which in the opinion of the Warrant Agent would prejudicially affect the rights of any holders of Warrants, the Exercise Price will be adjusted in such manner, if any, and at such time, as the Warrant Agent, may in its sole discretion determine to be equitable in the circumstances to such holders.

3.8  Adjustment Rules for Exercise Price

     The following rules and procedures will be applicable to adjustments made pursuant to Section 3.7:

          (a) the adjustments and readjustments provided for in Section 3.7 shall be cumulative and, subject to paragraph (b), will apply (without duplication) to successive issues, subdivisions, combinations, consolidations, distributions and other events that require an adjustment;

          (b) no adjustment in the Exercise Price, or resulting adjustment in the number of Shares issuable on exercise of Warrants, will be made unless the adjustment would result in a change of at least 1% in the prevailing Exercise Price and the number of Shares purchasable upon the exercise of the Warrants would change by at least one one-hundredth of a share; provided, that any adjustment that would have been required to be made except for the provisions of this paragraph will be carried forward and taken into account in the next adjustment;

          (c) no adjustment will be made in respect of an event described in paragraph 3.7(2)(a) or subsections 3.7(3) or 3.7(5) if the Warrantholders are entitled to participate in the event on the same terms, mutatis mutandis, as if they had exercised their Warrants immediately before the effective date of or record date for the event, such participation being subject to the prior written consent of the Exchange;

          (d) for the purposes of subsections (2), (3), (4) and (5) of Section 3.7, there will be deemed not to be outstanding:

               (i) any Share owned by or held for the account of the Company, or

               (ii) any Share owned by or held for the account of any Subsidiary of the Company;

          (e) subject to the prior written consent of the Exchange, any dispute that arises at any time with respect to any adjustment pursuant to this Indenture will be conclusively determined (as between the Company, the Warrantholders, the Warrant Agent and all transfer agents and shareholders of the Company) by the auditor of the Company or, if the auditor of the Company is unable or unwilling to act, by such firm of independent chartered accountants as is selected by the Directors and is acceptable to the Warrant Agent and any determination by them, absent manifest error, will be binding on the Company, the Warrantholders, the Warrant Agent and all transfer agents and shareholders of the Company;

          (f) in the absence of a resolution of the Directors fixing the record date for an event referred to in Section 3.7, the Company will be deemed to have fixed as the record date therefor the date on which the event is effected or such other date as may be required by law;

          (g) subject to the prior written consent of the Exchange if required as a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Warrants, the Company will take any action which, in the opinion of counsel to the Company, may be necessary in order that the Company, or any successor to the Company or successor to the undertaking or assets of the Company will be obligated to and may validly and legally issue all the Shares which the holders of the Warrants would be entitled to receive thereafter and to exercise such Warrants in accordance with the provisions hereof;

          (h) subject to Sections 7.2 and 7.3, the Warrant Agent shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment contemplated by Section 3.7, or with respect to the nature or extent of any such adjustment made, or with respect to the method employed in making same. The Warrant Agent shall not be accountable for the validity or value of any Shares delivered upon the exercise or deemed exercise of any Warrants and shall not be responsible for any failure of the Company to make any payment, or to issue or deliver any securities or certificates represented hereby upon the exercise or deemed exercise of any Warrants; and

          (i) in the case the Company, after the date hereof, shall take any action affecting any Common Shares, other than action described in Section 2.12, which in the opinion of the directors acting reasonably and in good faith would materially affect the rights of Warrantholders, the Exercise Price shall be adjusted in such manner, if any, and at such time, as the directors, in their sole discretion acting reasonably and in good faith, may determine to be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment in the Exercise Price prior to the effective date of any action by the Company affecting the Common Shares shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances, subject to the prior written consent of the Exchange.

3.9  Postponement of Issue of Shares, etc.

     In any case in which Section 3.7 requires an adjustment to take effect immediately after the effective date of or record date for an event, and a Warrant is exercised after that date and before the consummation of the event (which in the case of rights, options and warrants will be the date the rights, options and warrants are issued), the Company may postpone until consummation issuing to the Warrantholder such of the shares, securities or property to which he is entitled if the Warrant had been exercised immediately before that date, provided however, that the Company will deliver to the Warrantholder an appropriate instrument evidencing such holder's right to receive such additional shares, securities or property upon the occurrence and such consummation of such event and the right to receive any dividend or other distribution in respect of such additional shares, securities or property declared in favour of the holders of record of Shares or of such securities or property on or after that date or such later date as such holder would but for the provisions of this subsection have become the holder of record of such additional shares or of such securities or property pursuant to Section 3.7.

3.10 Notice of Certain Events

     (1) At least 14 days before the effective date of or record date for any event referred to in Section 3.7, other than a subdivision or consolidation of the Shares, that requires or might require an adjustment in the subscription rights pursuant to a Warrant, including the Exercise Price and the number of Shares purchasable on exercise of a Warrant, the Company will:

          (a) file with the Warrant Agent a certificate of the Company specifying the particulars of the event and, to the extent determinable, any adjustment required and the computation of the adjustment, and

          (b) give notice to the Warrantholders of the particulars of the event and, to the extent, determinable, any adjustment required.

               The  notice  need  only  set  forth   particulars  as  have  been
               determined at the date that notice is given.

     (2) If any adjustment for which a notice pursuant to subsection (1) is given is not then determinable, the Company will promptly after the adjustment is determinable:

          (a) file with the Warrant Agent a certificate of the Company showing the computation of the adjustment, and

          (b)  give notice to the Warrantholders of the adjustment.

     (3) In the event of a subdivision or consolidation of the Shares, the Company will, prior to giving effect thereto, file with the Warrant Agent a certificate of the Company specifying the particulars of the subdivision or consolidation and specifying the number of Shares purchasable upon exercise of a Warrant after giving effect to such subdivision or consolidation.

3.11 No Fractional Shares

     The Company will not, pursuant to Section 3.7 or under any other circumstances, be obligated to issue any fraction of a Share upon the exercise of a Warrant or Warrants. To the extent that the holder of one or more Warrants would otherwise have been entitled to receive on the exercise or partial exercise thereof a fraction of a Share, that holder may exercise such right in respect of the fraction only in combination with another Warrant or Warrants that in the aggregate entitle the holder to purchase a whole number of Shares. If not so exercised, the Company shall not pay any amounts to the holder in satisfaction of the right to otherwise have received a fraction of a Share.

3.12 Reclassification, Reorganizations, etc.

     (1)  In case of:

          (a) any reclassifications or change of the Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or consolidation);

          (b) any amalgamation, consolidation or merger of the Company with, or amalgamation, consolidation or merger of the Company into, any other corporation (other than an amalgamation, consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change, other than as aforesaid, of the Shares);

          (c)  a reorganization of the Company; or

          (d) any sale, transfer or other disposition of all or substantially all of the assets of the Company,

the Company or the corporation formed by the amalgamation or the corporation into which the Company shall have been merged or the reorganized Company, or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Warrant Agent a supplemental indenture providing that the holder of each Warrant then outstanding shall have the right thereafter (until the Warrant Expiry Time) to exercise Warrants only into the kind and amount of shares and other securities and property (including cash) receivable upon such reclassification, change, amalgamation, merger, reorganization, sale, transfer or other disposition by a holder of the number of Shares which were purchasable upon the exercise of the Warrants had the Warrants been exercised immediately prior to the reclassification, change, amalgamation, merger, reorganization, sale, transfer or other disposition.

     (2) The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article.

     (3)  The   provisions   of  this   section   shall   apply  to   successive
          reclassifications, changes, amalgamations, mergers, reorganizations, sales, transfers or other dispositions.


                                    ARTICLE 4
                            COVENANTS OF THE COMPANY

4.1  General Covenants

     The Company represents, warrants and covenants with the Warrant Agent for the benefit of the Warrantholders that:

          (a) it will at all times maintain its existence, carry on and conduct its business in a proper, efficient and business-like manner and in accordance with good business practice, keep or cause to be kept proper books of account in accordance with generally accepted accounting practice and, if and whenever required in writing by the Warrant Agent, file with the Warrant Agent copies of all annual statements of the Company furnished to its shareholders during the term of this Indenture;

          (b) it is duly authorized to create and issue the Warrants to be issued hereunder and the Warrant Certificates when issued and certified as herein provided will be legal, valid and binding obligations of the Company;

          (c) subject to the provisions of this Indenture, it will cause the Shares from time to time subscribed for and purchased pursuant to the exercise of Warrants and the certificates representing such Shares to be duly issued and delivered in accordance with the Warrants and the terms hereof;

          (d) at all times while any Warrants are outstanding it shall reserve and there shall remain unissued and conditionally allotted out of its authorized capital a number of Shares sufficient to enable the Company to meet its obligations to issue Shares on the exercise of Warrants outstanding hereunder from time to time;

          (e) upon the exercise by the holder of any Warrant of the right of purchase provided for therein and herein and upon payment of the Exercise Price applicable thereto for each Share in respect of which the right of purchase is so exercised, all Shares issuable upon the exercise shall be validly issued, fully paid and non-assessable;

          (f) it will use its reasonable commercial efforts to ensure that the Shares issuable upon exercise of the Warrants will be listed for trading on the Exchange and any other stock exchange on which the Shares are then listed and posted for trading upon their issue for a period of not less than two years from the Date of Issue;

          (g) the issue of the Warrants does not and will not result in a breach by the Company of, and does not and will not create a state of facts which, after notice or lapse of time or both, will result in a breach by the Company of any applicable laws, and does not and will not conflict with any of the terms, conditions or provisions of the memorandum of the Company or the articles or resolutions of the Company or any trust indenture, loan agreement or any other agreement or instrument to which the Company is a party or by which it is contractually bound on the date of this Indenture; and

          (h) it shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all other acts, deeds and assurances in law as the Warrant Agent may reasonably require for better accomplishing and effecting the intentions and provisions of this Indenture.

4.2  Securities Qualification Requirements

     (1) If, in the opinion of either counsel to the Warrant Agent or counsel to the Company, any instrument is required to be filed with, or any permission, order or ruling is required to be obtained from, any securities administrator or any other step is required under any federal or provincial law of Canada before the Shares may be issued or delivered to an initial Warrantholder or resold by such Warrantholder, the Company covenants that it will use its reasonable commercial efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as is required or appropriate in the circumstances.

     (2) The Company will give written notice of the issue of Shares pursuant to the exercise of Warrants, in such detail as may be required, to each securities administrator in each jurisdiction in which there is legislation requiring the giving of any such notice.

4.3  Warrant Agent's Remuneration and Expenses

     The Company will pay to the Warrant Agent from time to time such reasonable remuneration for its services hereunder as may be agreed upon between the Company and the

Warrant Agent and will pay or reimburse the Warrant Agent upon its request for all reasonable expenses, disbursements and advances properly incurred or made by the Warrant Agent in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisors and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Warrant Agent shall be finally and fully performed, except any such expense, disbursement or advance as may arise from the negligence or wilful misconduct of the Warrant Agent, its servants or its agents or other advisors or assistants aforesaid.

4.4  Notice to Warrantholders of Certain Events

     The Company covenants with the Warrant Agent for the benefit of the Warrant Agent and the Warrantholders that, so long as any of the Warrants are outstanding, it will not:

          (a) pay any dividend payable in shares of any class to the holders of its Shares or make any other distribution (other than a cash distribution made as a dividend out of retained earnings or contributed surplus legally available for the payment of dividends) to the holders of its Shares;

          (b) offer to the holders of its Shares rights to subscribe for or to purchase any Shares or shares of any class or any other securities, rights, warrants or options;

          (c) make any repayment of capital on, or distribution of evidences of indebtedness on any of its assets (excluding cash dividends) to the holders of, its Shares;

          (d) amalgamate, consolidate or merge with any other person or sell or lease the whole or substantially the whole of its assets or undertaking;

          (e) effect any subdivision, consolidation or reclassification of its Shares; or

          (f)  liquidate, dissolve or wind-up;

unless, in each such case, the Company shall have given notice, in the manner specified in Section 2.13, to each Warrantholder, of the action proposed to be taken and the date on which: (i) the books of the Company shall close or a record shall be taken for such dividend, repayment, distribution, subscription rights or other  rights,  warrants  or  securities;  or (ii)  such  subdivision, consolidation, reclassification, amalgamation, merger, sale or lease, dissolution, liquidation or winding-up shall take place, as the case may be, provided that the Company shall only be required to specify in the notice those particulars of the action as shall have been fixed and determined at the date on which the notice is given. The notice shall also specify the date as of which the holders of Shares of record shall participate in the dividend, repayment, distribution, subscription of rights or other rights, warrants or securities, or shall be entitled to exchange their Shares for securities or other property deliverable upon such reclassification, amalgamation, merger, sale or lease, other disposition, dissolution, liquidation or winding-up, as the case may be. The notice shall be given, with respect to the actions described above not less than 21 days prior to the record date or the date on which the Company's transfer books are to be closed with respect thereto.

4.5  Closure of Share Transfer Books

     The Company further covenants and agrees that it will not during the period of any notice given under Section 4.4 close its share transfer books or take any other corporate action which might deprive the Warrantholders of the opportunity of exercising their Warrants; provided that nothing contained in this section shall be deemed to affect the right of the Company to do or take part in any of the things referred to in Section 4.4 or to pay any cash dividends on the shares of any class or classes in its capital from time to time outstanding.

4.6  Performance of Covenants by Warrant Agent

     If the Company shall fail to perform any of its covenants contained in this Indenture, the Warrant Agent may notify the Warrantholders of the failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to do so. All sums expended or advanced by the Warrant Agent in so doing shall be repayable as provided in Section 4.3. No performance, expenditure or advance by the Warrant Agent shall be deemed to relieve the Company of any default hereunder.

4.7  Representation and Warranty

     The Company represents and warrants to the Warrant Agent, the Transfer Agent and the holders of the Warrants and/or Common Shares that it is a "foreign issuer" as that term is defined in Regulation S.


                                    ARTICLE 5
                           MEETINGS OF WARRANTHOLDERS

5.1  Right to Convene Meeting

     (1) The Warrant Agent or the Company may, and the Warrant Agent shall on receipt of a requisition in writing signed by the holders of Warrants sufficient to purchase not less than 25% of the aggregate number of Shares which would be purchased under the Warrants then outstanding and upon being indemnified to its reasonable satisfaction by the Company or by the Warrantholders signing the requisition against the costs which may be incurred in connection with the calling and holding of the meeting, at any time and from time to time convene a meeting of the Warrantholders.

     (2) If the Warrant Agent fails to convene a meeting within seven days after receipt of the requisition and indemnity referred to in subsection (1), the Company or the Warrantholders, as the case may be, may convene the meeting.

     (3) Every meeting of Warrantholders shall be held in the City of Vancouver, British Columbia or at such other place as the Warrant Agent shall determine.

5.2  Notice

     (1) At least ten days' prior notice specifying the place, day and hour of meeting and the general nature of business to be transacted shall be given prior to any meeting of Warrantholders but it shall not be necessary to specify in the notice the terms of any resolution to be proposed.

     (2) Notice of a meeting of Warrantholders shall be given to the Warrantholders in the manner provided in Section 2.13. Notice shall be given to the Company unless the meeting is convened by the Company and to the Warrant Agent unless the meeting is convened by the Warrant Agent. Any accidental omission in the notice of a meeting shall not invalidate any resolution passed at the meeting.

5.3  Chairman

     The person, who need not be a Warrantholder, nominated in writing by the Warrant Agent shall be entitled to act as the chairman at any meeting of Warrantholders but if no such person is nominated or if the person nominated shall not be present within fifteen (15) minutes after the time appointed for holding the meeting, the Warrantholders present shall choose a person present to be chairman.

5.4  Quorum

     (1) At any meeting of the Warrantholders a quorum shall consist of two or more Warrantholders present in person or by proxy holding not less than 25% of the Warrants then outstanding.

     (2) If a quorum of the Warrantholders is not present within half an hour from the time fixed for holding any meeting, the meeting, if convened by Warrantholders or by a requisition of Warrantholders, shall be dissolved; but if otherwise convened, the meeting shall stand adjourned without notice to the same day in the next week following (unless that day is not a Business Day, in which case the meeting shall stand adjourned to the next business day thereafter) at the same time and place. At the adjourned meeting, the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not hold 25% of the Warrants then outstanding.

5.5  Power to Adjourn

     The chairman of any meeting at which a quorum of Warrantholders is present may, with the consent of the meeting, adjourn any meeting and no notice of the adjournment need be given except such notice, if any, as the meeting may prescribe.

5.6  Poll

     On every question submitted to a meeting, a poll shall be taken in the manner as the chairman shall direct. The result of a poll shall be binding on all holders of Warrants.

5.7  Voting

     On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each Share purchasable under Warrants of which he shall then be the holder. A proxy need not be a Warrantholder. The Chairman of any meeting shall be entitled to vote in respect of the Warrants, if any, held or represented by him but shall not be entitled to a casting vote in the case of an equality of votes.

5.8  Persons Entitled to be Present

     The Company and the Warrant Agent by their respective officers and directors and the counsel of the Company and the Warrant Agent may attend any meeting of Warrantholders but shall have no vote as such.

5.9  Regulations

     The Warrant Agent, or the Company with the approval of the Warrant Agent, may from time to time make or vary such regulations as it shall think fit providing for and governing the following:

          (a)  the issue of voting certificates:

               (i) by any bank, trust company or other depositary approved by the Warrant Agent, certifying that specified Warrants have been deposited with it by a named holder and will remain on deposit until after the meeting;

               (ii) by any bank, trust company, insurance company,  governmental department or agency approved by the Warrant Agent, certifying that it is the holder of specified Warrants and will continue to hold the same until after the meeting;

               which voting certificates shall entitle the holders named therein to be present and vote at any meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at any meeting and at any adjournment thereof, in the same manner and with the same effect as though the holders named in the voting certificates were the actual holders of the specified Warrants;

          (b) the form of the instrument appointing a proxy (which shall be in writing), the manner in which the same shall be executed and the form of any authority under which a person executes a proxy on behalf of a Warrantholder;

          (c) the deposit certificates, instruments appointing proxies or authorities at such place or places as the Warrant Agent (or the Company or Warrantholders in case the meeting is convened by the Company or the Warrantholders, as the case may be) may in the notice convening the meeting direct and the time (if any) before the holding of the meeting or adjourned meeting at which the same shall be deposited;

          (d) the deposit of voting certificates or instruments appointing proxies at some place or places other than the place at which the meeting is to be held and for particulars of the voting certificates or instruments appointing proxies to be cabled or telegraphed or notified by other means of communication before the meeting to the Company or to the Warrant Agent and for the voting of voting certificates and proxies so deposited as if the voting certificates or the instruments themselves were produced at the meeting or deposited at any other place required pursuant to subsection (c); and

          (e) generally for the calling of meetings of Warrantholders and the conduct of business thereat.

Any regulations so made shall be binding and effective and votes given in accordance therewith shall be valid and shall be counted. Except as the regulations may provide, the only persons who shall be recognized at any meeting as the holders of any Warrants, or as entitled to vote or to be present at the meeting in respect thereof, shall be registered Warrantholders and persons whom registered Warrantholders have by instrument in writing duly appointed as their proxies.

5.10 Certain Powers Exercisable by Extraordinary Resolution

     In addition to all other powers conferred on them by the other provisions of this Indenture or by law but subject to obtaining the approval of the Exchange, the Warrantholders shall have the following powers, exercisable from time to time only by Extraordinary Resolution (as defined in Section 5.11):

          (a) power to agree to any amendment, modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders or the Warrant Agent in that capacity or on behalf of the Warrantholders against the Company whether the rights arise under this Indenture or otherwise;

          (b) power to agree to any change in or omission from the provisions of the Warrant Certificate and this Indenture or any ancillary or supplemental instrument which may be agreed to by the Company and to authorize the Warrant Agent to concur in and execute any ancillary or supplemental indenture embodying any change or omission;

          (c)  power to require the Warrant  Agent,  subject to compliance  with
               Section 7.3, to enforce any of the obligations of the Company under this Indenture or any supplemental instrument or to enforce any of the rights of the Warrantholders in any manner specified in an Extraordinary Resolution or to refrain from enforcing any such covenant or right, upon the Warrant Agent being furnished with such indemnity as it may in its discretion require;

          (d) power to remove the Warrant Agent or its successor or successors in office and to appoint a new Warrant Agent or Warrant Agents to take the place of the Warrant Agent or Warrant Agents so removed;

          (e) power to waive and direct the Warrant Agent to waive any default on the part of the Company in complying with any provision of this Indenture either unconditionally or upon conditions specified in the Extraordinary Resolution;

          (f) power to restrain any Warrantholder from taking or instituting or continuing any suit, action or proceeding against the Company for the enforcement of any of the obligations of the Company under this Indenture or to enforce any right of the Warrantholders; and

          (g) power to amend, alter or repeal any Extraordinary Resolution previously passed or consented to by Warrantholders.

5.11 Definition of "Extraordinary Resolution"

     The expression "Extraordinary Resolution" when used in this Indenture means: (a) a resolution passed at a meeting (including an adjourned meeting) of Warrantholders duly convened and held in accordance with the provisions of this Indenture and carried by the affirmative vote of Warrantholders holding not less than 51% of the then outstanding Warrants, regardless as to the number of votes cast on the resolution; or (b) by the consent in writing, which may be in one or more instruments, of the holders of not less than 51% of the Warrants then outstanding.

5.12 Resolutions Binding on all Warrantholders

     Every resolution and every Extraordinary Resolution duly passed at a meeting of the Warrantholders duly convened and held or any consent in writing having the effect of an Extraordinary Resolution shall be binding upon all the Warrantholders (including their successors and assigns) whether or not present or represented or voting at the meting or signatories to the consent, as the case may be, and each of the Warrantholders and the Warrant Agent, subject to the provisions for its indemnity contained in this Indenture, shall be bound to give effect thereto.

5.13 Holdings by Company Disregarded

     In determining whether the requisite number of Warrantholders are present for the purpose of obtaining a quorum or have voted or consented to any resolution, Extraordinary Resolution, consent, waiver or other action under this Indenture, Warrants owned by the Company or any Subsidiary of the Company shall be deemed to be not outstanding.

5.14 Minutes

     Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be provided for that purpose by the Warrant Agent at the expense of the Company and any minutes if purporting to be signed by the chairman of the meeting, or by the chairman of the next succeeding meeting of Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every meeting for which minutes have been made shall be deemed to have been duly convened and held and all resolutions passed or proceedings taken thereat to have been duly passed and taken.

5.15 Powers Cumulative

     Any one or more of the powers or combination of the powers in this Indenture exercisable by the Warrantholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of the powers or any combination of powers from time to time shall not be deemed to exhaust the rights of the Warrantholders to exercise the same or any other power or powers or combination of powers then or any power or powers or combinations of powers thereafter.

5.16 Instruments in Writing

     All actions that may be taken and all powers that may be exercised by the Warrantholders at a meeting held as hereinbefore in this Article provided may also be taken and exercised by Warrantholders entitled to acquire 51% of the aggregate number of Shares that can be acquired pursuant to all the then outstanding Warrants by an instrument in writing signed in one or more counterparts by Warrantholders in person or by attorney duly appointed in writing and the expression "Extraordinary Resolution" when used in this Indenture shall include an instrument so signed.


                                    ARTICLE 6
                 SUPPLEMENTAL INDENTURES AND SUCCESSOR COMPANIES

6.1  Provision for Supplemental Indenture for Certain Purposes

     From time to time the Company and the Warrant Agent may, subject to the provisions of these presents and the obtaining of the prior written consent of the Exchange shall, when so directed by these presents, execute and deliver by their proper officers or directors, as the case may be, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

          (a) adding hereto such additional covenants and enforcement provisions as in the opinion of counsel are necessary or advisable and are not in the opinion of the Warrant Agent, based on the advice of counsel, prejudicial to the interest of the Warrantholders as a group;

          (b) giving effect to any Extraordinary Resolution passed as provided in Article 5;

          (c) making any modification in the form of Warrant Certificate which, in the opinion of the Warrant Agent, based on the advice of counsel, does not affect the substance thereof;

          (d) making any additions to, deletions from or alterations of the provisions of this Indenture which, in the opinion of the Warrant Agent, do not materially and adversely affect the interests of the Warrantholders and are necessary or advisable in order to incorporate, reflect or comply with any Applicable Legislation;

          (e) modifying any of the provisions of this Indenture or relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that no such modification or relief shall be or become operative or effective if in the opinion of the Warrant Agent, based on the advice of counsel, the modification or relief materially impairs any of the rights of the Warrantholders, as a group, or of the Warrant Agent, and provided that the Warrant Agent may in its uncontrolled discretion decline to enter into any supplemental indenture which in its opinion may not afford adequate protection to the Warrant Agent when the same shall become operative; and

          (f) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein, provided that in the opinion of the Warrant Agent, based on the advice of counsel, the rights of the Warrant Agent or of the Warrantholders, as a group, are in no way prejudiced thereby.

6.2  Successor Companies

     Subject to  Section  3.10,  nothing in this  Indenture  shall  prevent  any consolidation, reorganization, amalgamation, arrangement or merger of the Company with or into any other body corporate, bodies corporate, or person, or a conveyance or transfer of all or substantially all the property and assets of the Company as an entirety to any body corporate or person lawfully entitled to acquire and operate the same; provided, however, that the body corporate formed by such consolidation, amalgamation or arrangement or into which such merger shall have been made or the person which acquires by conveyance or transfer all or substantially all the property and assets of the Company as an entirety shall execute and deliver to the Warrant Agent prior to or contemporaneously with such consolidation, reorganization, amalgamation, arrangement, merger, conveyance or transfer and as a condition precedent thereto, an agreement supplemental hereto wherein the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed or observed by the Company shall be assumed by such successor body corporate or person. The Warrant Agent shall be entitled to receive and shall be fully protected in relying upon an opinion of counsel that any such consolidation, reorganization, amalgamation, arrangement, merger, conveyance or transfer and any supplemental agreement executed in connection therewith, complies with the provisions of this section.

6.3  Successor Body Corporate Substituted

     Subject to Section 3.10, in case the Company, pursuant to Section 6.2 hereof, shall be consolidated, amalgamated, reorganized, arranged or merged with or into any other body corporate or bodies corporate or person or shall convey or transfer all or substantially all of the property and assets of the Company as an entirety to another body corporate or person, the successor body corporate or person formed by such consolidation, reorganization, arrangement or amalgamation or into which the Company shall have been merged or which shall have received a conveyance or transfer as aforesaid shall succeed to and be substituted for the Company hereunder with the same effect as nearly as may be possible as if it had been named herein as the party of the first part. Such changes may be made in the Warrants as may be appropriate in view of such consolidation, amalgamation, reorganization, merger, conveyance or transfer.


                                    ARTICLE 7
                          CONCERNING THE WARRANT AGENT

7.1  Rights and Duties of Warrant Agent

     (1) In the exercise of the rights, duties and obligations prescribed or conferred by the terms of this Indenture, the Warrant Agent will act honestly and in good faith with a view to the best interests of the Warrantholders and will exercise that degree of care, diligence and skill that a reasonably prudent Warrant Agent would exercise in comparable circumstances.

     (2) No provision of this Indenture will be construed to relieve the Warrant Agent from liability for its own negligent act, negligent failure to act, wilful misconduct or bad faith.

     (3) The obligation of the Warrant Agent to commence or continue any action, actions or proceeding for the purpose of enforcing any rights of the Warrant Agent or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice in writing by the Warrant Agent, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Warrant Agent to protect and hold harmless the

          Warrant Agent against the costs, charges and expenses and liabilities to be incurred thereto and any loss and damage it may suffer by reason thereof.

     (4) No provision of this Indenture shall require the Warrant Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

     (5) The Warrant Agent may, before commencing or at any time during the continuance of such act, action or proceeding require the Warrantholders at whose instance it is acting to deposit with the Warrant Agent the Warrant Certificates held by them, for which Warrant Certificates the Warrant Agent shall issue receipts.

7.2  Evidence, Experts and Advisors

     (1) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Company will furnish to the Warrant Agent such additional evidence of compliance with any provision hereof and in such form as is prescribed by Applicable Legislation or as the Warrant Agent reasonably requires by written notice to the Company.

     (2) In the exercise of any right or duty hereunder the Warrant Agent, if it is acting in good faith, may rely, as to the truth of any statement or the accuracy of any opinion expressed therein, on any statutory declaration, opinion, report, certificate or other evidence furnished to the Warrant Agent pursuant to a provision hereof or Applicable Legislation or pursuant to a request of the Warrant Agent.

     (3) Whenever Applicable Legislation requires that evidence referred to in subsection (1) be in the form of a statutory declaration, the Warrant Agent may accept the statutory declaration in lieu of a certificate of the Company required by any provision hereof.

     (4) Any statutory declaration may be made by one or more officers or Directors of the Company.

     (5) Proof of the execution of an instrument in writing, including a Warrantholder's Request, by a Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing the instrument acknowledged to him the execution thereof, or by an affidavit of a witness to the execution, or in any other manner that the Warrant Agent considers adequate.

     (6) The Warrant Agent may employ or retain such counsel, accountants, engineers, appraisers or other experts or advisers as it reasonably requires for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel and will not be responsible for any misconduct or negligence on the part of any of them who has been selected with due care by the Warrant Agent.

     (7) The Warrant Agent may as a condition precedent to any action to be taken by it under this Indenture require such opinions, statutory declarations, reports, certificates or other evidence as it, acting reasonably, considers necessary or advisable in the circumstances.

7.3  Documents, Moneys, etc. Held by Warrant Agent

     (1) Any security, document of title or other instrument that may be at any time held by the Warrant Agent subject to the terms hereof may be placed in the deposit vaults of the Warrant Agent or of any Schedule I Canadian chartered bank or deposited for safekeeping with such bank.

     (2) Unless herein otherwise expressly provided, any money held pending the application or withdrawal thereof under any provision of this Indenture may be deposited in the name of the Warrant Agent in any
          Schedule I Canadian chartered bank at the rate of interest (if any) then current on similar deposits or, with the consent of the Company may be:

          (a) deposited in the deposit department of the Warrant Agent or of any other loan or trust company authorized to accept deposits under the laws of Canada or a province thereof, or

          (b) invested in securities issued or guaranteed by the Government of Canada or a province thereof or in obligations, maturing not more than one year from the date of investment, of any Schedule I Canadian chartered bank or loan or trust company.

     (3) Unless the Company is in default hereunder, all interest or other income received by the Warrant Agent in respect of deposits in investment will belong to the Company.

7.4  Action by Warrant Agent to Protect Interests

     The Warrant Agent shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve or protect its interests and the interests of the Warrantholders.

7.5  Warrant Agent not Required to give Security

     The Warrant Agent shall not be required to give any bond or security in respect of the execution of the terms and powers of this Indenture or otherwise in respect of the premises.

7.6  Protection of Warrant Agent

     By way of supplement to the provisions of any law for the time being relating to Warrant Agents, it is expressly declared and agreed that:

          (a) the Warrant Agent shall not be liable for or by reason of any representations, statements of fact or recitals in this Indenture (except the representation contained in Section 7.8 and by virtue of the countersignature of the Warrant Agent on the Warrant Certificates) or required to verify the same, but all such representations, statements or recitals are and shall be deemed to be made by the Company;

          (b) the Warrant Agent shall not be obligated to see or to require evidence of registration (a filing or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

          (c) the Warrant Agent shall not be bound to give notice to any person or persons of the execution hereof;

          (d) the Warrant Agent shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Company of any obligation herein contained or of any acts of the directors, officers, employees or agents of the Company;

          (e) the Company shall indemnify and hold harmless the Warrant Agent and its employees, directors and officers from and against any and all liabilities, losses, costs, claims, actions or demands whatsoever which may be brought against the Warrant Agent or which it may suffer or incur as a result of or arising out of the performance of its duties and obligations under this Indenture, save only in the event of the negligent action, the negligent failure to act, or the wilful misconduct or bad faith of the Warrant Agent. It is understood and agreed that this indemnification shall survive the termination or discharge of this Indenture or the resignation of the Warrant Agent; and

          (f) the Warrant Agent shall not be bound to give any notice or to do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof nor shall the Warrant Agent be required to take notice of any default of the Company hereunder unless and until notified in writing of the default (which notice must specify the nature of the default) and, in the absence of that notice, the Warrant Agent may for all purposes hereunder conclusively assume that no default by the Company hereunder has occurred. The giving of any notice shall in no way limit the discretion of the Warrant Agent hereunder as to whether any action is required to be taken in respect of any default hereunder.

7.7  Replacement of Warrant Agent

     (1) The Warrant Agent may resign its agency and be discharged from all further duties and liabilities hereunder, except as provided in this subsection, by giving to the Company and the Warrantholders not less than 90 days' notice in writing or, if a new Warrant Agent has been appointed, such shorter notice as the Company accepts as sufficient.

     (2) The Warrantholders by Extraordinary Resolution may at any time remove the Warrant Agent and appoint a new Warrant Agent.

     (3) If the Warrant Agent so resigns or is so removed or is dissolved, becomes bankrupt, goes into liquidation or otherwise becomes incapable of acting hereunder, the Company will forthwith appoint a new Warrant Agent unless a new Warrant Agent has already been appointed by the Warrantholders.

     (4) Failing appointment by the Company, the retiring Warrant Agent or any Warrantholder may apply to the British Columbia Supreme Court for the appointment of a new Warrant Agent.

     (5)  Any new Warrant Agent so appointed by the Company or by the Court will
          be   subject   to  removal   by   Extraordinary   Resolution   of  the
          Warrantholders.

     (6) Any new Warrant Agent appointed under any provision of this section must be a corporation authorized to carry on the business of a trust company in the Qualifying Provinces.

     (7) On any appointment, the new Warrant Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Warrant Agent without any further assurance, conveyance, act or deed, but there will be immediately executed, at the expense of the Company, all such conveyances or other instruments as, in the opinion of counsel, are necessary or advisable for the purpose of assuring the powers, rights, duties and responsibilities to the new Warrant Agent.

     (8) On the appointment of a new Warrant Agent, the Company will promptly give notice thereof to the Warrantholders.

     (9) A corporation into or with which the Warrant Agent is merged or consolidated or amalgamated, or a corporation succeeding to the trust business of the Warrant Agent, will be the successor to the Warrant Agent hereunder without any further act on its part or on the part of any party hereto if the corporation would be eligible for appointment as a new Warrant Agent under subsection (6).

     (10) A Warrant Certificate certified but not delivered by a predecessor Warrant Agent may be delivered by the new or successor Warrant Agent in the name of the predecessor Warrant Agent or successor Warrant Agent.

7.8  Conflict of Interest

     (1) The Warrant Agent represents to the Company that at the time of the execution and delivery hereof no material conflict of interest exists between its role as a fiduciary hereunder and its role in any other capacity and if a material conflict of interest arises hereafter it will, within 90 days after ascertaining that it has a material conflict of interest, either eliminate the conflict of interest or resign its agency hereunder.

     (2) Subject to subsection (1), the Warrant Agent in its personal or any other capacity may buy, lend on and deal in securities of the Company and generally may contract and enter into financial transactions with the Company or any subsidiary of the Company without being liable to account for any profit made thereby.

7.9  Acceptance of Trust

     The Warrant Agent hereby accepts the agency in this Indenture declared and provided for and agrees to perform them on the terms and conditions herein set forth and agrees to hold all rights, interests and benefits contained herein for and on behalf of those persons who became holders of Warrants from time to time issued pursuant to this Indenture.


                                    ARTICLE 8
                                     GENERAL

8.1  Satisfaction and Discharge of Indenture

     This Indenture shall expire and terminate on the earlier of:

          (a) the date by which there has been delivered to the Warrant Agent for exercise or destruction all Warrant Certificates theretofore certified hereunder, or

          (b)  the 61st day following the Warrant Expiry Date,

and if all Shares required to be issued in compliance with the provisions hereof have been issued and delivered hereunder, this Indenture will cease to be of further effect and the Warrant Agent, on demand of and at the cost and expense of the Company and on delivery to the Warrant Agent of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and on payment to the Warrant Agent of the fees and other remuneration payable to the Warrant Agent, will execute proper instruments acknowledging satisfaction of and discharging this Indenture.

8.2  Sole Benefit of Parties and Warrantholders

     Nothing in this Indenture expressed or implied will give or be construed to give to any person other than the parties hereto and the Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision herein contained, all covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

8.3  Discretion of Directors

     Any matter provided herein to be determined by the Directors will be determined by the Directors in their sole discretion and a determination so made, absent manifest error, will be conclusive.

8.4  Counterparts and Formal Date

     This Indenture may be executed in several counterparts, each of which when so executed will be deemed to be an original, and the counterparts together will constitute one and the same instrument and notwithstanding the date of their execution will be deemed to bear the date set out at the top of the first page of this Indenture.

     IN WITNESS WHEREOF the parties hereto have executed these presents under their respective seals and the hands of their proper officers in that behalf.

                                        INFOWAVE SOFTWARE, INC.


                                        By:  ----------------------------------
                                             Authorized Signatory


                                        COMPUTERSHARE TRUST COMPANY OF CANADA


                                        By:  ----------------------------------
                                             Authorized Signatory


                                        By:  ----------------------------------
                                             Authorized Signatory

                                  SCHEDULE "A"

[For Warrants issued in the United States or to U.S. Persons only, include the following:

"THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUED UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, OR (D) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. AT ANY TIME THAT THE COMPANY IS A "FOREIGN ISSUER" AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT, A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM COMPUTERSHARE TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO COMPUTERSHARE TRUST COMPANY OF CANADA AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT."]

                          COMMON SHARE PURCHASE WARRANT
                           to acquire Common Shares of


                             INFOWAVE SOFTWARE, INC.
   (a company amalgamated under the laws of the Province of British Columbia)


THE RIGHT TO PURCHASE COMMON SHARES UNDER THIS WARRANT EXPIRES AT 4:30 P.M. VANCOUVER TIME AT THE PLACE OF EXERCISE ON THE WARRANT EXPIRY DATE (AS DEFINED BELOW).


Warrant Certificate No. -------        CERTIFICATE FOR ------------------ Common
                                       Share Purchase Warrants, each whole Share
                                       Purchase Warrant entitling the holder
                                       thereof to acquire one Common Share of
                                       Infowave Software, Inc.

     THIS IS TO CERTIFY THAT o (the "holder") is entitled, upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time, before 4:00 p.m. (Vancouver time) at the place of exercise in Vancouver on the Warrant Expiry Date (as defined below), one fully paid and non-assessable common share (a "Share") in the capital of Infowave Software, Inc. (the "Company") as constituted on the date hereof for each whole Common Share Purchase Warrant (collectively, the "Warrants") by surrendering to Computershare Trust Company of Canada (the "Warrant Agent") at its principal transfer office in the City of Vancouver or Toronto this certificate, with an Exercise Form in the form attached hereto duly completed and executed, accompanied by a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Company or to the Warrant Agent at par in the City of Vancouver in an amount equal to the purchase price of the Shares so subscribed for.

     "Warrant Expiry Date" means the earlier of (a) November 23, 2004 and (b) 30 days after the Company gives written notice in accordance with Section 3.5 of the Warrant Indenture that the closing price for the Shares has equalled or exceeded at least Cdn.$9.00 for a period of 20 consecutive trading days, provided the Company's Common Shares are at the time trading on the Toronto Stock Exchange, New York Stock Exchange, American Stock Exchange, NASDAQ SmallCap Market or NASDAQ National Market Systems and the Shares underlying the Warrants are not subject to any lock-up provisions imposed by the Company or Commonwealth Associates LP;

     Surrender of this certificate and the completed Exercise Form attached hereto and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at one of the cities specified below.

     Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the price payable for each Share upon the exercise of Warrants shall be Cdn.$0.90 per Share (the "Exercise Price"), payable in lawful money of the United States of America. Subject to the following paragraphs, the Exercise Price shall be paid by a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Company or to the Warrant Agent at par in the City of Vancouver in an amount equal to the purchase price of the Shares so subscribed for. The Exercise Price shall be delivered together with the Exercise Form attached hereto.

     The Warrants may also be exercised on a "cashless" basis which allows the Holder to exchange a Warrant, in whole or in part, for that number of Common Shares (rounded to the next highest integer) equal to (i) the number of Shares specified by the Holder (the "Total Number") less (ii) the number of Shares equal to the quotient obtained by dividing (x) the product of the Total Number and the existing exercise price of the Warrant by (y) the current market value of a Share. This formula applies only when the prevailing market price is higher than the exercise price of the Warrants, and results in the Company issuing fewer Shares, while the holder of Warrants obtains the same economic value.

     Certificates for the Shares subscribed for will be mailed to the persons specified in the Exercise Form attached hereto at their respective addresses specified therein or, if so specified in the Exercise Form, delivered to such persons at the office where this certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this certificate, the holder hereof will be entitled to receive without charge a new certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant.

     This certificate evidences Warrants of the Company issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the "Warrant Indenture") dated as of November 23, 2001 between the Company and the Warrant Agent, to which Warrant Indenture reference is hereby made for particulars of the rights of the holders of the Warrants, the Company and the Warrant Agent in respect thereof and the terms and conditions on which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth and to all of which the holder by acceptance hereof assents. The Company will furnish to the holder, on request and without charge, a copy of the Warrant Indenture. In the event of any inconsistency between the terms set forth in this certificate and the terms of the Warrant Indenture, the terms of the Warrant Indenture shall govern.

     On presentation at the principal transfer office of the Warrant Agent in the City of Vancouver, British Columbia, subject to the provisions of the Warrant Indenture and on compliance with the reasonable requirements of the Warrant Agent, one or more Warrant certificates may be exchanged for one or more Warrant certificates entitling the holder thereof to purchase in the aggregate an equal number of Shares as are purchasable under the Warrant certificate or certificates so exchanged.

     The Warrant Indenture contains provisions for (i) the adjustment of the price payable for each Share upon the exercise of Warrants outstanding thereunder and (ii) resolutions passed at meetings of Warrantholders held in accordance with the provisions of the Warrant Indenture and instruments in writing signed by holders of Warrants entitled to purchase a specific majority of the Shares that can be purchased pursuant to such Warrants.

     Nothing contained in this certificate, the Warrant Indenture or elsewhere shall be construed as conferring upon the holder hereof any right of interest whatsoever as a holder of Shares or any other right or interest except as herein and in the Warrant Indenture expressly provided.

     The Warrants evidenced by this certificate are issuable only as fully registered Warrants. Warrants may only be transferred in accordance with applicable securities laws, the rules of The Toronto Stock Exchange (or any other stock exchange on which the Shares are listed) and on compliance with the conditions of the Warrant Indenture. In addition, Warrants will only be transferred for the purposes of the register to be kept by and at the principal offices of the Warrant Agent in Vancouver and Toronto and by the Warrant Agent or such other registrar as the Company, with the approval of the Warrant Agent, may appoint at such other place or places, if any, as may be designated, upon the surrender of the Warrant certificate to the

Warrant Agent or other registrar accompanied by a written instrument of transfer in form and execution satisfactory to the Warrant Agent or other registrar and upon compliance with the conditions prescribed in the Warrant Indenture and with such reasonable requirements as the Warrant Agent or other registrar may prescribe and upon the transfer being duly noted thereon by the Warrant Agent or other registrar.

     The Warrants represented hereby and securities which may be acquired hereunder have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state of the United States, and the Warrants represented hereby may not be exercised in the United States or by or on behalf of any U.S. person (as defined in Regulation S under the U.S. Securities Act) unless an exemption from registration under the U.S. Securities Act is available, and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Company to such effect or such other evidence satisfactory to the Company, provided that a holder that purchased this Warrant directly from the Company pursuant to a written subscription agreement for the purchase of Units consisting of Common Shares and Warrants and each of the representations and warranties made at the time of subscription for the purchase of Units remains true and correct on the date of exercise of the Warrant shall not be required to furnish an opinion of counsel.

     Time is of the essence hereof.

     This Warrant Certificate will not be valid for any purpose until it has been countersigned by or on behalf of the Warrant Agent for the time being under the Warrant Indenture.

     IN WITNESS WHEREOF the Company has caused this Warrant certificate to be duly signed as of -------------------, -----.

                                        INFOWAVE SOFTWARE, INC.


                                        By:  ----------------------------------
                                             Authorized Signatory


                                        COMPUTERSHARE TRUST COMPANY OF CANADA


                                        By:  ----------------------------------
                                             Authorized Signatory


                                        By:  ----------------------------------
                                             Authorized Signatory

                                  TRANSFER FORM


     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)


--------------------------------------------------------------------------------

------------------------------------------- Warrant(s) represented by the within certificate, and do(es) hereby irrevocably constitute and appoint -------------- ------------------------------------ the attorney of the undersigned to transfer the said Warrant(s) on the register of Warrants maintained by the Warrant Agent with full power of substitution hereunder.

     DATED this ----- day of ------------------, ------------.



                                        ----------------------------------------
                                        Signature of Warrantholder


-----------------------------           ----------------------------------------
Signature Guarantee                     Name of Warrantholder (please print)


The signature of the Warrantholder to this assignment must correspond exactly with the name of the Warrantholder as set forth on the face of this Warrant certificate in every particular, without alteration or enlargement or any change whatsoever and the signature must be guaranteed by a Canadian chartered bank or by a Canadian trust company or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program.

The Warrants represented hereby and securities which may be acquired hereunder have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or the securities laws of any state of the United States, and the Warrants represented hereby may not be exercised in the United States or by or on behalf of any U.S. person (as defined in Regulation S under the U.S. Securities Act) unless an exemption from registration under the U.S. Securities Act is available, and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Company to such effect or such other evidence satisfactory to the Company, provided that a holder that purchased this Warrant directly from the Company pursuant to a written subscription agreement for the purchase of Units consisting of Common Shares and Warrants and each of the representations and warranties made at the time of subscription for the purchase of Units remains true and correct on the date of exercise of the Warrant shall not be required to furnish an opinion of counsel.

                                  EXERCISE FORM

TO:    Infowave Software, Inc. (the "Company")
       c/o Computershare Trust Company of Canada
       510 Burrard Street
       Vancouver, B.C.
       V6C 3B9


(1) The undersigned holder of the within Warrant Certificate hereby subscribes for __________________ shares ("Shares") of Infowave Software, Inc. (or such number of Shares or other securities or property to which such subscription entitles him or her in lieu thereof or in addition thereto under the provisions of the Warrant Indenture mentioned in the attached Warrant certificate) at the price determined under, and on the terms specified in, the Warrant certificate and Warrant Indenture and (please check one (only) of the following):

     A. |_| encloses herewith a bank draft, certified cheque or money order payable at par to or to the order of Computershare Trust Company of Canada in payment therefor; OR

     B. |_| elects to purchase such shares under the cashless exercise provisions set forth in subsection 3.2.

(2) The undersigned hereby irrevocably directs that the said Shares be issued and delivered as follows. [Notice to Holders: Shares to be held through a Registered Retirement Savings Plan should be sent directly to the trustee of the plan directly from the Company or such shares will not qualify for inclusion in such a plan.]

                               Address(es)*
Name(s) in Full                (Include Postal Code)        Number(s) of Shares
---------------                ---------------------        -------------------
---------------                ---------------------        -------------------
---------------                ---------------------        -------------------
---------------                ---------------------        -------------------

     * Certificates representing Shares will not be registered or deliver to an address in the United States unless Box 3A or Box 3B below is checked.


(3) The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

     A. |_| The undersigned holder (i) at the time of exercise of this Warrant is not in the United States; (ii) is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and is not exercising this Warrant on behalf of a "U.S. person"; and (iii) did not execute or deliver this Exercise Form in the United States.

     B. |_| The undersigned holder (i) purchased the Warrants directly from the Company pursuant to a written subscription agreement for the purchase of Units consisting of Common Shares and Warrants; (ii) is exercising the Warrants solely for its own account and not on behalf of any other person; and (iii) each of the representations and warranties made at the time of subscription for the purchase of Units remains true and correct on the date of exercise of the Warrants.

     C. |_| The undersigned holder has delivered to Computershare Trust Company of Canada an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to the Company) to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

The undersigned holder understands that unless box 3A above is checked, the certificate representing the Shares will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available.


(Please print full name in which Share certificates are to be issued. If any Shares are to be issued to a person or persons other than the Warrantholder, the Warrantholder must pay to the Warrant Agent all exigible transfer taxes or other government charges.)


DATED this ---------  of ----------------------, ---------------.



-----------------------------        ------------------------------------------
Signature Guaranteed by:             Signature of Subscriber*

                                     ------------------------------------------
                                     Name of Subscriber

                                     ------------------------------------------

                                     ------------------------------------------
                                     Address of Subscriber (include postal code)


* This signature must correspond exactly with the name appearing on the registration panel.

|_| Please check box if the Share certificates are to be delivered at the office where this Warrant certificate is surrendered, failing which the certificates will be mailed.

THE RIGHT TO PURCHASE SHARES UNDER THIS WARRANT EXPIRES AT 4:00 P.M. VANCOUVER TIME ON THE WARRANT EXPIRY DATE.

                               REGISTRATION PANEL

       (No writing hereon except by the Warrant Agent or other Registrar)


Warrant Agent or      In Whose Name      Place of         Date of
Registrar             Registered         Registration     Registration   Other
---------             ----------         ------------     ------------   -----